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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):     May 9, 2007

                               CIRRUS LOGIC, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                         0-17795                77-0024818
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(State or Other Jurisdiction of         (Commission            (IRS Employer
 Incorporation or Organization)          File Number)        Identification No.)


             2901 Via Fortuna, Austin, TX                 78746
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        (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code: (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02       Results of Operations and Financial Condition

On May 9, 2007, the Company issued a press release reporting preliminary financial results of the Company for the fourth fiscal quarter ended March 31, 2007. A copy of this press release is attached to this Report as exhibit 99.1. All of the information furnished in Item 2.02 of this Report and the accompanying exhibit shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 9.01       Financial Statements and Exhibits

        (d)     Exhibits

        Exhibit         Description
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        Exhibit 99.1    Cirrus Logic, Inc. press release dated May 9, 2007


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CIRRUS LOGIC, INC.


Date: May 9, 2007                       By: /s/ Thurman K. Case
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                                        Name:  Thurman K. Case
                                        Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.     Description
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  99.1          Registrant's press release dated May 9, 2007.